Exhibit 10.42

• 2004

DEED

for the sale and purchase of shares in

FINANCIAL ASSURANCE COMPANY LIMITED

between

GE INSURANCE HOLDINGS LIMITED

and

GEFA UK HOLDINGS LIMITED

and

GEFA INTERNATIONAL HOLDINGS, INC.

WEIL, GOTSHAL & MANGES

One South Place   London   EC2M 2WG

Tel: +44 (0) 20 7903 1000   Fax: +44 (0) 20 7903 0990

www.weil.com

THIS DEED is made on • 2004 between the following parties:

(1)                                  GE INSURANCE HOLDINGS LIMITED, a company incorporated in England and Wales (registered number 02221244), whose registered office is at Vantage West, Great West Road, Brentford, Middlesex TW8 9AG (the “Seller”);

(2)                                  GEFA UK HOLDINGS LIMITED, a company incorporated in England and Wales (registered number 4914933), whose registered office is at Vantage West, Great West Road, Brentford, Middlesex TW8 9AG (the “Buyer”); and

(3)                                  GEFA INTERNATIONAL HOLDINGS, INC., a company incorporated under the laws of the State of Delaware, U.S.A. whose registered office is at 2711 Centerville Road, Suite 400, City of Wilmington, County of Newcastle, Delaware 19808, U.S.A. (“GEFA International”).

RECITALS

(A)                                Financial Assurance Company Limited (the “Company”) was incorporated in England and Wales on 2 March 1972 under the Companies Act 1948 with registered number 01044679 and is a private company limited by shares.

(B)                                The Company has an issued share capital of [           ] ordinary shares of £1 each (the “Shares”).

(C)                                The Seller has agreed to sell and the Buyer has agreed to buy the Shares upon the terms and subject to the conditions of this Deed in consideration for the UK Holdings Debt Release and the GEFA International Debt Release.  GEFA International has agreed to effect the GEFA International Debt Release in return for the transfer of the Shares by the Seller to the Buyer.  The Buyer is an indirect wholly-owned subsidiary of GEFA International.

IT IS AGREED as follows:

1                                         INTERPRETATION

In this Deed, the following expressions shall have the following meanings:

(A)                              the “Completion Date” means the date of this Deed;

(B)                                the “GEFA International Debt” means the principal amount of £[              ] owed by the Seller to GEFA International under the GEFA International Loan;

(C)                                the “GEFA International Debt Release” has the meaning given to that expression in clause 3 of this Deed;

(D)                               the “GEFA International Debt Release Deed” means the deed of debt release entered into between the Seller and GEFA International dated
[20 May] 2004;

(E)                                 the “GEFA International Loan” means the loan agreement dated [19 May 2004], originally entered into between the Seller and General Electric Capital Corporation (“GECC”) but in respect of which all of the rights and benefits of

GECC in the GEFA International Debt owed thereunder (as previously sold by GECC to GEI, Inc. and contributed by GEI, Inc. to GE Financial Assurance Holdings, Inc.) were contributed to GEFA International by way of a contribution letter from GE Financial Assurance Holdings, Inc. to GEFA International dated [                         ];

(F)                                 the “UK Holdings Debt” means the principal amount of £[              ] owed by the Seller to the Buyer under the UK Holdings Loan;

(G)                                the “UK Holdings Debt Release” has the meaning given to that expression in clause 3 of this Deed;

(H)                               the “UK Holdings Debt Release Deed” means the deed of debt release entered into between the Seller and the Buyer dated [20 May] 2004; and

(I)                                    the “UK Holdings Loan” means the loan agreement dated [19 May 2004] originally entered into between the Seller and General Electric Capital Corporation (“GECC”) but in respect of which all of the rights and benefits of GECC in the UK Holdings Debt owed thereunder (as previously assigned to UK Group Holding Company Limited following a sale of the UK Holdings Debt by GECC to GEI, Inc., a contribution of the UK Holdings Debt by GEI, Inc. to GE Financial Assurance Holdings, Inc. and a contribution of the UK Holdings Debt by GE Financial Assurance Holdings, Inc. to GEFA International Holdings, Inc.) were assigned to the Buyer pursuant to an assignment entered into between the Buyer and UK Group Holding Company Limited dated [                         ].

2                                         SALE AND PURCHASE

The Seller shall sell and the Buyer shall buy the Shares on the date of this Deed, together with all rights attaching to the Shares as at or after the date of this Deed.

3                                         CONSIDERATION

The total consideration for the purchase of the Shares by the Buyer shall be satisfied by:

(A)                              the Buyer fully and irrevocably releasing and discharging the Seller from any and all obligations or liabilities that the Seller has, or may have, under the UK Holdings Loan to pay the UK Holdings Debt to the Buyer, such release and discharge to become effective, in accordance with the terms of the UK Holdings Debt Release Deed, on the Completion Date (the “UK Holdings Debt Release”); and

(B)                                GEFA International fully and irrevocably releasing and discharging the Seller from any and all obligations or liabilities that the Seller has, or may have, under the GEFA International Loan to pay the GEFA International Debt to GEFA International, such release and discharge to become effective, in accordance with the terms of the GEFA International Debt Release Deed, on the Completion Date (the “GEFA International Debt Release”).

4                                         COMPLETION

4.1                               Completion shall take place on the Completion Date.

4.2                               On the Completion Date, the Seller shall deliver or procure the delivery to the Buyer of duly executed stock transfer form(s) in respect of the Shares and the relevant share certificate(s).

4.3                               On the Completion Date, the Seller shall procure that the directors of the Company shall hold a board meeting at which the transfer of the Shares (subject to stamping) to the Buyer or its nominee(s) shall be approved for registration in the Company’s books.

4.4                               The UK Holdings Debt Release and the GEFA International Debt Release shall become effective, in accordance with (respectively) the UK Holdings Debt Release Deed and the GEFA International Debt Release Deed, on the Completion Date.

5                                         RIGHTS OF THIRD PARTIES

A person who is not a party to this Deed has no rights under the Contracts (Rights of Third Parties) Act 1999 or otherwise to enforce any term of this Deed but this does not affect any right or remedy of a third party which exists or is available apart from the Act.

6                                         VARIATION

Any variation of this Deed must be in writing and signed by each party or, in the case of a body corporate, a duly authorised officer or representative of such party.

7                                         COUNTERPARTS

This Deed may be executed in any number of counterparts, each of which when executed and delivered constitutes an original of this Deed, but all the counterparts shall together constitute one and the same Deed.  No counterpart shall be effective until each party has executed at least one counterpart.

8                                         WHOLE AGREEMENT

This Deed (and any other document referred to herein) contains the whole agreement between the parties relating to the subject matter of this Deed to the exclusion of any terms implied by law which may be excluded by contract. The Buyer acknowledges that it has not been induced to enter into this Deed by, and so far as permitted by law and except in the case of fraud, hereby waives any remedy in respect of, any warranties, representations, undertakings, promises or assurances not incorporated into this Deed.

9                                         GOVERNING LAW

This Deed is governed by, and shall be construed in accordance with, English law.

10                                  JURISDICTION

The parties irrevocably agree that the courts of England have non-exclusive jurisdiction to decide and to settle any dispute or claim arising out of or in connection with this Deed.

IN WITNESS WHEREOF THIS DEED HAS BEEN EXECUTED AND DELIVERED AS A DEED ON THE DATE SET OUT ON PAGE 2.

Executed as a deed by	)
GE INSURANCE HOLDINGS	)
LIMITED acting by	)
a director and its secretary / two	)
directors	)

Executed as a deed by	)
GEFA UK HOLDINGS	)
LIMITED acting by	)
[a director and its secretary / two	)
directors]	)

EXECUTED AS A DEED	)
BY GEFA INTERNATIONAL	)
HOLDINGS, INC. acting by	)
[name of authorised signatory(ies)]	)
who, in accordance with the laws	)
of the territory in which GEFA	)
International Holdings, Inc. is	)
incorporated, is/are acting under the	)
authority of GEFA International	)
Holdings, Inc.	)